EXHIBIT 4.2



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Experts--Independent Auditors" in the prospectus and to the use of our report dated May 21, 2002, in Amendment No. 1 to the Registration Statement (File No. 333-84762) and related prospectus of Matrix Unit Trust, Series 1.



                                ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
May 21, 2002

























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